General	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General

Note 1: —General

a.  Fiverr International Ltd. was incorporated on April 29, 2010, under the laws of Israel, and commenced operations on the same date. Fiverr International Ltd. established wholly owned subsidiaries in the United States of America (“U.S.”), Cyprus and Germany.

Fiverr International Ltd. and its subsidiaries (the “Company”) operates a worldwide online marketplace for sellers to sell their services and buyers to buy them. The Company’s platform includes over 300 categories across eight verticals, including Graphics & Design, Digital Marketing, Writing & Translation, Video & Animation, Music & Audio, Programming & Tech, Business, and Lifestyle.

The Company’s platform also includes a variety of value-added products including subscription-based content marketing platform and back office platform.

b.  On June 17, 2019 the Company closed its initial public offering (“IPO”) whereby 6,052,631 Ordinary shares were sold by the Company to the public (inclusive of 789,473 Ordinary shares pursuant to the full exercise of an overallotment option granted to the underwriters). The aggregate net proceeds received by the Company from the offering were $113,332 net of underwriting discounts and other offering costs. Immediately prior to the closing of the IPO, 18,654,270 Protected ordinary shares were exchanged for Ordinary shares upon the adoption of the Company’s amended and restated articles of association. Also see note 13.